Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of December 21, 2012 (this "Agreement"), by and among Specializer Inc., (the "Company"), Liby Weinstock and Simon Bar-Tal (the "Sellers") and Wenping LUO (the "Purchaser"). Each of the Company, the Sellers and the Purchaser are referred to herein as a "Party" and collectively, as the "Parties".

                                   BACKGROUND

Seller intends to sell and Purchaser intends to purchase 15,100,000 shares of common stock (the "Seller Shares") of Company. The Seller Shares represent approximately 78.05% of the issued and outstanding capital stock of the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the Seller and the Purchaser hereby agree as follows:

1. PURCHASE AND SALE.

The Seller shall sell, transfer, convey and deliver unto the Purchaser the Seller Shares, and the Purchaser shall acquire and purchase from the Seller the Seller Shares.

2. PURCHASE PRICE.

The purchase price (the "Purchase Price") for the Seller Shares, in the aggregate, is $ 120,000, payable at Closing (defined below).

3. THE CLOSING.

     (a) General. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place by exchange of documents among the Parties by fax or courier, as appropriate, following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) at such date as the Purchaser and the Seller may mutually determine (the "Closing Date").

     (b) Deliveries at the Closing. At the Closing: (i) the Sellers shall deliver to the Purchaser the various certificates, instruments, and documents representing the number of shares of Common Stock set opposite his or her name on Schedule A annexed hereto, to be purchased at the Closing by the Purchasers, against payment of that portion of the Purchase Price payable to that Seller as set forth opposite his or her name on Schedule A referred to in Section 9(a) below; (ii) the Purchaser shall deliver to the Seller the various certificates, instruments, and documents referred to in Section 9(b) below; (iii) the Purchaser shall deliver the Purchase Price; (iv) an executed agreement between the Seller and the Company for the vend out of the Subsidiary; and (v) the Seller shall deliver to the Purchaser a certificates evidencing the Seller Shares (the "Certificate"), endorsed in blank or accompanied by duly executed assignment documents and including a Medallion Guarantee or Stock Power or other form of transfer document acceptable to the Company's transfer agent; (vi) a release notice jointly signed by the Sellers and Buyer to release the escrow funds
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4. REPRESENTATIONS AND WARRANTIES OF THE SELLER.

The Seller represents and warrants to the Purchaser that the statements contained in this Section 4, with respect to such Seller, are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4).

     (a) The Seller has the power and authority to execute, deliver and perform its obligations under this Agreement and to sell, assign, transfer and deliver to the Purchaser the Seller Shares as contemplated hereby. No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or consent of any third party is required in connection with the execution and delivery by Seller of this Agreement and the consummation of the transactions contemplated hereby.

     (b) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Seller will violate or result in a breach of any term or provision of any agreement to which any Seller is bound or is a party, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of the Seller under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller or any properties or assets of the Seller.

     (c) This Agreement has been duly and validly executed by the Seller, and constitutes the valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations, on the availability of equitable remedies.

     (d) The Seller shall indemnify, defend and hold harmless Purchaser from and against all liabilities incurred by Purchaser, directly or indirectly, including without limitation, all reasonable attorney's fees and court costs, arising out of or in connection with the purchase of the Seller's respective Seller Shares set forth in this Agreement, except where fraud, intent to defraud or default of payment evolves on the part of Purchaser.

     (e) The Seller owns the Seller Shares free and clear of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, equities or other claims or demands of any kind (collectively, "Liens"), and upon delivery of the Seller Shares to the Purchaser, the Purchaser will acquire good, valid and marketable title thereto free and clear of all Liens. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any capital stock of the Company (other than pursuant to this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Company.

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     (f) No  Violations.  The execution and delivery of this Agreement by Seller and the consummation by Seller of the transactions contemplated hereby will not violate any order, writ, injunction, decree, statute, ordinance, rule or regulation applicable to Seller.

     (g) Litigation and Claims. There is no claim, action, suit or proceeding pending or, to Seller's knowledge, threatened against Seller that could reasonably be expected to materially impair Seller's ability to perform his obligations hereunder or the transactions contemplated by this Agreement.

     (h) Resale Restrictions. None of the shares of Common Stock owned by Seller have been registered under the Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, none of the shares of Common Stock owned by Seller may be offered or sold by the Seller, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws.

     (i) Original Acquisition. The shares of Common Stock owned by Seller and represented by the Seller's Original Certificate were originally acquired from the Company and its affiliates, and fully paid for, by the Seller on July 12, 2010 for his own account and not with a view to, or for sale in connection with, any distribution, resale or public offering of such Shares or any part thereof in violation of the Securities Act of 1933, as amended (the "Securities Act").

     (j) No Registration. The sale of the shares of Common Stock owned by Seller contemplated by this Agreement is exempt from the registration requirements of
Section 5 of the Securities Act under the rules, regulations and interpretations of the Securities Act.

     (k) Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Seller are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (l) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Seller to arise, between the accountants, and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers.

5. REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY.

The Company and Seller jointly and severally represent and warrant to the Purchaser that the statements contained in this Section 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 5).

     (a) SEC Reports. The Company has filed all reports, registration statements, definitive proxy statements and other documents and all amendments thereto and supplements thereof required to be filed by it with the U.S. Securities and Exchange Commission (the "SEC Reports"), all of which have complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder. As of the respective dates of filing in final or definitive form

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(or, if amended or superseded by a subsequent  filing,  then on the date of such subsequent filing), none of the Company's SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     (b) Organization of Company. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company is duly authorized to conduct business and is in good standing under the laws in every jurisdiction in which the ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. The Company has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on its business. Except for the Subsidiary, the Company has no subsidiaries and does not control any entity, directly or indirectly, or have any direct or indirect equity participation in any other entity.

     (c) Capitalization; No Restrictive Agreements.

          (i) The Company's authorized capital stock, as of the date of this Agreement, consists of 100,000,000 shares of Common Stock, $0.001 par value per share, of which 19,346,000 shares are issued and outstanding and 50,000,000 shares of preferred stock, $0.001 par value, of which none are issued and outstanding.

          (ii) The Company has not reserved any shares of its Common Stock for issuance upon the exercise of options, warrants or any other securities that are exercisable or exchangeable for, or convertible into, Common Stock. All of the issued and outstanding shares of Common Stock are validly issued, fully paid and non-assessable and have been issued in compliance with applicable laws, including, without limitation, applicable federal and state securities laws. There are no outstanding options, warrants or other rights of any kind to acquire any additional shares of capital stock of the Company or securities exercisable or exchangeable for, or convertible into, capital stock of the Company, nor is the Company committed to issue any such option, warrant, right or security. There are no agreements relating to the voting, purchase or sale of capital stock (i) between or among the Company and any of its stockholders, (ii) between or among the Seller and any third party, or (iii) between or among any of the Company's stockholders. The Company is not a party to any agreement granting any stockholder of the Company the right to cause the Company to register shares of the capital stock of the Company held by such stockholder under the Securities Act.

     (d) Financial Statements. The Seller has provided the Purchasers with audited balance sheets and statements of operations, changes in stockholders' deficit and cash flows for the year ended June 30, 2012 and unaudited statements for the period ended September 30, 2012 (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent

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basis,  fairly present the financial  condition,  results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Company. The Company does not have any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes, except for liabilities expressly specified in the Financial Statements (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law).

     (e) Authority; Enforceability. The Company has the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company has authorized the execution and delivery of this Agreement and all agreements and documents contemplated hereby and each of the transactions and agreements contemplated hereby. No other corporate action is necessary to authorize such execution, delivery and performance of this Agreement, and, upon such execution and delivery, this Agreement shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     (f) Subsidiaries. The Company has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

     (g) Consents and Approvals. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby do not require the Company to obtain any consent, approval or action of, or make any filing with or give any notice to, any person or entity.

     (h) Absence of Certain Changes. Since September 30, 2012, there has not been any event or condition of any character which has materially adversely affected, or may be expected to materially adversely affect, the Company's business or prospects, including, but not limited to any material adverse change in the condition, assets, liabilities (existing or contingent) or business of the Company from that shown in the Financial Statements.

     (i) Legal Proceedings. As of the date of this Agreement, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or threatened against the Company which, if determined adversely to the Company, could have, individually or in the aggregate, a Material Adverse Effect.

     (j) Legal Compliance. The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of all applicable governmental authorities, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against the Company alleging any failure so to comply. Neither the Company, nor any officer, director, employee, consultant or agent of the Company

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has made,  directly  or  indirectly,  any  payment or promise to pay, or gift or promise to give or authorized such a promise or gift, of any money or anything of value, directly or indirectly, to any governmental official, customer or supplier for the purpose of influencing any official act or decision of such official, customer or supplier or inducing him, her or it to use his, her or its influence to affect any act or decision of an applicable governmental authority or customer, under circumstances which could subject the Company or any officers, directors, employees or consultants of the Company to administrative or criminal penalties or sanctions.

     (k) Tax Matters.

          (i) The Company has filed all state and federal tax returns that it was required to file. All such tax returns were correct and complete in all material respects. All taxes owed by the Company have been paid. The Company is not currently the beneficiary of any extension of time within which to file any tax return. No claim has ever been made by an authority in a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction. There are no security interests or Liens on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any tax.

          (ii) The Company has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

          (iii) The Seller does not expect any authority to assess any additional taxes for any period for which tax returns have been filed. There is no dispute or claim concerning any Liability with respect to any taxes (a "Tax Liability") of the Company either (A) claimed or raised by any authority in writing or (B) as to which the Company and the Seller has knowledge based upon personal contact with any agent of such authority. No tax returns of the Company have ever been audited or are currently the subject of an audit. The Seller has delivered to the Purchaser correct and complete copies of all federal and state income and other material tax returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since inception.

     (l) Liabilities of the Company. The Company's liabilities including but not limited to the outstanding payments as set forth in Schedule B hereto will be paid off at or prior to the Closing and will in no event become the liability of the Purchaser or remain the liabilities of the Company following the Closing.

     (m) Disclosure. No representation or warranty by the Seller contained in this Agreement, and no statement contained in any document, certificate or other instrument delivered or to be delivered by or on behalf of the Seller pursuant to this Agreement, contains or will contain any untrue statement of a material fact or omit or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

     (n) Transactions With Affiliates and Employees. Except as required to be set forth in the SEC filings, and except for amounts to be paid out of the cash on hand of the Company, none of the officers or directors of the Company and, to

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the knowledge of the Company, none of the affiliates or employees of the Company is  presently  a party to any  transaction  with  the  Company  (other  than for
services  as  employees,  officers  and  directors),   including  any  contract,
agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     (o) Quotation on the OTCBB. The Common Stock is approved for quotation and/or listing on the Over-The-Counter Bulletin Board (the "OTCBB") and the Company has and continues to satisfy all of the requirements of the OTCBB for such listing and for the quotation and trading of its Common Stock thereunder. The Company has not been informed, and the Company has no knowledge, that the NASD or any other applicable regulatory agency has or is reasonably anticipated to take action to cause the Company's Common Stock to cease being quoted on the OTCBB.

     (p) Exchange Act Compliance. The Company is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the Common Stock is registered under Section 12(g) of the Exchange Act, and the Company is in compliance with all of the requirements under, and imposed by,
Section 12(g) of the Exchange Act. All of the SEC Reports have been filed on a timely basis or have received a valid extension of such time of filing and have filed any such SEC Reports prior to the expiration of any such extension.

6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

The Purchaser represents and warrants to the Seller as follows:

     (a) The Purchaser has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditor's rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     (b) Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Purchaser with any of the provisions hereof will: violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of the Purchaser under any of the terms, conditions or provisions of any material note, bond, indenture, mortgage, deed or trust, license, lease, agreement or other instrument or obligation to which he is a party or by which he or any of his properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults as do not have, in the aggregate, any material adverse effect; or violate any material order, writ, injunction, decree, statute, rule or regulation applicable to the Purchaser or any of its properties or assets, except for such violations which do not have, in the aggregate, any material adverse effect.

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     (c) The  Purchaser is acquiring  the Seller  Shares for its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act. The Purchaser agrees not to sell or otherwise transfer the Seller Shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available. The Purchaser has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of acquiring the Seller Shares.

     (d) No permit, consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority or the consent of any third party is required in connection with the execution and delivery by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby.

7. BROKERS AND FINDERS.

There are no finders and no parties shall be responsible for the payment of any finders' fees other than as specifically set forth herein. Other than the foregoing, neither the Seller, nor any of its directors, officers or agents on their behalf, have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or financial advisory services or other similar payment in connection with this Agreement.

8. PRE-CLOSING COVENANTS.

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

     (a) General. Each of the Parties will use his or its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 9 below).

     (b) Notices and Consents. Each of the Parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governmental authorities necessary in order to consummate the transactions contemplated hereby.

9. POST-CLOSING COVENANTS.

The Parties agree that if at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may reasonably request, all at the sole cost and expense of the requesting Party.

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10. CONDITIONS TO OBLIGATION TO CLOSE.

     (a) Conditions to Obligation of the Seller.

     The obligation of the Purchaser to consummate the transactions to be performed by the Purchaser in connection with the Closing are subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in Sections 4 and 5 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Seller shall have performed and complied with all of her covenants hereunder in all material respects through the Closing;

          (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (iv) the Purchaser shall have received the resignation of the sole officer and director of the Company and the designees specified by the Purchaser will have been appointed as officers and directors of the Company;

          (v) Company's board resolution approving the transaction together with officer and secretary's certificates;

          (vi) Company's Indemnification letter to the transfer agent;

          (vii) the Purchaser will have received such pay-off letters and releases relating to outstanding indebtedness and liabilities as it will have reasonably requested and such pay-off letters and releases will be in form and substance reasonably satisfactory to the Purchaser; and

          (viii) The Purchaser shall have received the books and records of the Company prior to Closing.

The Purchaser may waive any condition specified in this Section 10(a) at or prior to the Closing in writing executed by the Purchaser.

     (b) Conditions to Obligation of the Purchaser.

     The obligations of the Seller to consummate the transactions to be performed by her in connection with the Closing are subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in Section 6 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) the Purchaser shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); and

          (iv) all actions to be taken by the Purchaser in connection with consummation of the transactions contemplated hereby and all certificates, instruments, and other documents required to effect the transactions contemplated hereby will be satisfactory in form and substance to the Seller.

     The Seller may waive any condition specified in this Section 10(b) at or prior to the Closing in writing executed by the Seller.

11. MISCELLANEOUS.

     (a) Facsimile Execution and Delivery. Facsimile execution and delivery of this Agreement is legal, valid and binding execution and delivery for all purposes.

     (b) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

     (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Purchaser and the Seller; provided, however, that the Purchaser may (i) assign any or all of its rights and interests hereunder to one or more of its Affiliates, and (ii) designate one or more of its affiliates to perform its obligations hereunder, but no such assignment shall operate to release Purchaser or a successor from any obligation hereunder unless and only to the extent that Seller agrees in writing.

     (e)   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (f) Headings. The Section headings contained in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Agreement.

     (g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties.

     (h) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

     (i) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Purchaser and the Seller or their respective representatives. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (j) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (k) Expenses. Each of the Parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (l) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state or local statute or law shall be deemed also to refer to all rules and regulations
promulgated  thereunder,   unless  the  context  requires  otherwise.  The  word
"including" shall mean including without limitation. The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant. Nothing in the disclosure schedules attached hereto shall be deemed adequate to disclose an exception to a representation or warranty made herein, however, unless the disclosure Schedules identifies the exception with particularity and describes the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item in the disclosure schedules or supplied in connection with the Purchaser' due diligence review, shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself).

     (m) Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter (subject to the provisions set forth in Section 11(o) below), in addition to any other remedy to which they may be entitled, at law or in equity.

     (n) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of any state or federal court sitting in Nevada, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on any other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 11(g) above. Nothing in this
Section 11(n), however, shall affect the right of any Party to bring any action or proceeding arising out of or relating to this Agreement in any other court or to serve legal process in any other manner permitted by law or at equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

IN WITNESS WHEREOF, the Seller and the Purchase have caused this Stock Purchase Agreement to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first written above.

                                          PURCHASER:


                                          /s/ Wenping LUO
                                          --------------------------------------
                                          Wenping LUO, December 21, 2012

                                          SELLER:


                                          /s/ Liby Weinstock
                                          --------------------------------------
                                          Liby Weinstock, December 21, 2012

                                          SELLER:


                                          /s/ Simon Bar-Tal
                                          --------------------------------------
                                          Simon Bar-Tal, December 21, 2012

                                          SPECIALIZER INC.:


                                      By: /s/ Simon Bar-Tal
                                          --------------------------------------
                                          Simone Bar-Tal
                                          President and Director (Principal
                                          Executive Officer, Principal Financial
                                          Officer, Principal Accounting Officer)
                                          December 21, 2012


                                      By: /s/ Liby Weinstock
                                          --------------------------------------
                                          Liby Weinstock
                                          Secretary, Treasurer and  Director
                                          December 21, 2012

                                   SCHEDULE A
                                LIST OF SELLERS

    Name and          Number of                                         Purchase
Address of Seller      Shares                Address                      Price
-----------------      ------                -------                      -----

Liby Weinstock        12,600,000    548 Market Street #15099            $110,000
                                    San Francisco, California, 94104

Simon Bar-Tal          2,500,000    548 Market Street #15099            $ 10,000
                                    San Francisco, California, 94104

                                   SCHEDULE B
                            OUTSTANDING LIABILITIES

                                      Type        Date        Num       Due Date      Aging    Open Balance
                                      ----        ----        ---       --------      -----    ------------
Alan Weinberg CPA                     Bill      ########     10497      ########       245       1,800.00
                                      Bill      ########     10505      ########       199       1,800.00
                                                                                                ---------
Total Alan Weinberg CPA                                                                          3,600.00
                                                                                                ---------

D. Brooks and Associates CPAs         Bill      ########     10-268     ########       276       1,000.00
                                      Bill      ########                ########       215       1,000.00
                                                                                                ---------
Total D. Brooks and Associates CPAs                                                              2,000.00

Law Offices of Thomas Puzzo           Bill      ########                ########       326       5,000.00
                                                                                                ----------
Total Law Offices of Thomas Puzzo                                                                5,000.00

Steve Laich                           Bill      ########     g5692      ########       331         260.00
                                      Bill      ########     g5782      ########       283          80.00
                                      Bill      ########     g5793      ########       277          80.00
                                      Bill      ########     g5796      ########       276          80.00
                                      Bill      ########     g5851-52   ########       242         160.00
                                      Bill      ########     g5985      ########       198          80.00
                                                                                                ---------
Total Steve Laich                                                                                  740.00
                                                                                                ---------

TOTAL                                                                                           11,340.00
                                                                                                =========